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                                                                 EXHIBIT 10.48


                          STANDARD INDUSTRIAL SUBLEASE

                  American Industrial Real Estate Association

                                     [LOGO]

1.  PARTIES. This Sublease, dated, for reference purposes only,       March 25,
                                                                ----------------
1997, is made by and between VANS, INC.,  a Delaware corporation
                            ----------------------------------------------------
(herein called "Sublessor") and FRANK ZAMARRIPA, INC., a California
                                ------------------------------------------------
corporation, dba FRANK & SON TRUCKING AND WAREHOUSING
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(herein called "Sublessee").
2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the Term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County
of   Los Angeles                 State of California, commonly known as
  -----------------------------
19649 East San Jose Avenue, Industry, California            and described as
-----------------------------------------------------------
set forth on Exhibit A. (See addendum)
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--------------------------------------------------------------------------------

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Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.  TERM.
        3.1  TERM. The term of this Sublease shall be for   a period
                                                         -----------------------
commencing on     July 1, 1997     and ending on       February 27, 2000
             ---------------------               -------------------------------
unless sooner terminated pursuant to any provision hereof.     SEE ADDENDUM

        3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premisses to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged form all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial
monthly rates set forth below.          SEE ADDENDUM

4.  RENT.  Sublessee shall pay to Sublessor as rent for the Premises equal
monthly payments of  $40,500     , in advance, on the    1st    day of each
                    -------------                     ---------
month of the term hereof. Sublessee shall pay Sublessor upon the execution
hereof $ 40,500   as rent for   the period of August 1, 1997 to August 31, 1997
        ---------            ---------------------------------------------------

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Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places a Sublessor may designate in writing.

5.  SECURITY DEPOSIT.  Sublessee shall deposit with Sublessor upon execution
hereof $ 40,500     as security for Sublessee's faithful performance of
Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.  USE.

        6.1 Use. The Premises shall be used and occupied only for warehouse and distribution and uses incidental thereto. (See addendum)
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and for no other purpose.

        6.2  COMPLIANCE WITH LAW.

             (b) Sublease shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premiss in any manner that will ten to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

        6.3 CONDITION OF PREMISES. Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.  MASTER LEASE

        7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached
hereto marked Exhibit 1, dated   December 16,   1994  wherein APT - CABOT
                              -----------------   --         -------------------
California II, Inc., assignee of Glico Harmony Foods Corporation
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is the lessor, hereinafter referred to as the "Master Lessor".

        7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

        7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, whereever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word ""Lessee" is used it shall be deemed to mean the Sublessee herein.

        7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: Addendum Sections 1.4, 1.5, 39, 49
                   -------------------------------------------------------------

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        7.5 The obligations that Sublease has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".
        7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorney's fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.
        7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.
        7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8. Assignment of Sublease and Default.

        8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.
        8.2 Master Lessor, by executing the Consent attached to this Sublease agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.
        8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.
        8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. Consent of Master Lessor.

        9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease or, at Landlord's option, a separate Consent to be attached to this Sublease, thereby giving its consent to this Subletting.

        9.3 In the event that Master Lessor does give such consent then:
                (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
                (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
                (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
                (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.
                (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.
                (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.
        9.4 The signatures of the Master Lessor on a separate consent to be attached to this Sublease and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

        9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, if such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

11. Attorney's fees. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. ADDITIONAL PROVISIONS. [If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]


                                  SEE ADDENDUM

IF THIS SUBLEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO.


Executed at                                 VANS, INC.
            ----------------------------               -------------------------

on                                          By   [SIG], Vice Pres & Gen. Counsel
   -------------------------------------        --------------------------------

address                                     By
        --------------------------------        --------------------------------

----------------------------------------         "Sublessor" (Corporate Seal)
                                            FRANK ZAMARRIPA, INC., a California
                                            corporation, dba
                                            FRANK & SONS TRUCKING
Executed at                                 AND WAREHOUSING
            ----------------------------    ------------------------------------

on                                          By   [SIG]
   -------------------------------------        --------------------------------

address                                     By
        --------------------------------        --------------------------------

----------------------------------------         "Sublessee" (Corporate Seal)


Executed at
            ----------------------------    ------------------------------------

on                                          By   [SIG]
   -------------------------------------        --------------------------------

address                                     By
        --------------------------------        --------------------------------

----------------------------------------       "Master Lessor" (Corporate Seal)


Executed at
            ----------------------------    ------------------------------------

on                                          By   [SIG]
   -------------------------------------        --------------------------------

address                                     By
        --------------------------------        --------------------------------

----------------------------------------                    "Guarantors"


                                                                   Form 401 778

For these forms call the American Industrial Real Estate Association,
(213) 687-8777

                    ADDENDUM TO STANDARD INDUSTRIAL SUBLEASE
                                    BETWEEN
                      VANS, INC. and FRANK ZAMARRIPA, INC.
                           A CALIFORNIA CORPORATION,
                    DBA FRANK & SON TRUCKING AND WAREHOUSING

This Addendum is attached to and made a part of that certain Standard Industrial Sublease between Vans, Inc. and Frank Zamarripa, Inc., a California Corporation, dba Frank & Son Trucking and Warehousing. In the event of any conflict between this Addendum and the printed form lease, this Addendum shall control.

1. On June 21, 1997, Sublessee shall have the right, without paying additional base rent hereunder, but subject to all the other provisions of this Sublease, to occupy and conduct business in approximately 50,000 square feet of warehouse and office space located in the Premises and graphically depicted on Exhibit B attached hereto. In the utilization of such warehouse and office space, both parties shall take all reasonable actions requested by the other so as not to interfere with the other's business being conducted in the Premises, including, without limitation, the activities of Sublessor in relocating its business from the Premises. Notwithstanding anything in paragraph 3.2 to the contrary, this Sublease is effective immediately and Sublessor shall deliver possession to Sublessee of the 50,000 square feet as set forth in Exhibit B, together with allowing Sublessee full use of the premises restroom and parking facilities. Sublessee shall pay to Sublessor, on and after August 1, 1997, the percentage of Base Rent and other payments that the 50,000 square feet represents of the 126,722 square feet of the building until full possession is delivered, at which time the full amount of rent shall be paid.

2. The advance rental payment of $40,500 payable by Sublessee to Sublessor upon execution of this Sublease pursuant to Section 4 of the Sublease shall be applied toward the rent coming due hereunder on August 1, 1997, it being the understanding of the parties that no base monthly rental payment shall be due for the period of July 1, 1997, through July 31, 1997; provided, however, Sublessee shall be responsible for all other payments and obligations coming due during such period, including, without limitation, its share of charges assessed by the Master Lessor for such period.

Sublessee's Initials: [SIG]             Sublessor's Initials: [SIG]
                      ---------                               ---------

3. In addition to the warehouse and distribution uses set forth in Section 6 of this Sublease, Sublessee has indicated to Sublessor that it is the practice of Sublessee to conduct trading card shows and sales of other collectibles. Sublessor hereby grants Sublessee the right to use the Premises for such purposes, together with all other legal uses, subject to such use being in accordance and in full compliance with all applicable governmental, zoning and other restrictions.

4. Prior to the commencement date of the Sublease, Sublessor shall, at its sole cost and expense, remove all warehouse racking systems currently located at the Premises, clean all carpets located in the office area of the Premises, restore all in-rack fire sprinkler systems to standard warehouse height, and return the Premises, including walls, floor and roof due to removal of racking or other Sublessor property, to the condition required at lease termination. Sublessor shall indemnify and hold Sublessee harmless from any and all claims, damages and assessments arising under the Master Lease regarding the removal of racking and Sublessor property and damage to the premises therefrom.

5. Notwithstanding anything in the Sublease to the contrary, Sublessee acknowledges that the Master Lease is a "triple-net" lease and by executing this Sublease, Sublessee is assuming all obligations of Sublessor occurring on and after Sublessee occupies the entire premises (other than as noted in this Sublease) under the Master Lease to perform all covenants and pay all impositions required to be paid by Sublessor under the Master Lease (other than the payment of Base Rent to the Master Lease which shall remain the obligation of the Sublessor). Accordingly, the rent payable to Sublessor hereunder shall be net of all charges and obligations due to the Master Landlord under the Master Lease (other than the payment of Base Rent). Sublessor represents there are no monetary or other defaults under the Master Lease as of the Sublease commencement date and shall indemnify and hold Sublessee harmless from any and all defaults and/or premises damage existing as of the date Sublessee takes over occupancy of the entire premises, including reasonable attorneys' fees in defending against any liability claims. The parties shall each pay their own attorneys' fees and other costs involved in negotiating the Sublease and Sublessor shall pay all costs, if any, of broker commissions for subleasing and to Master Lessor for negotiating the Sublease including, but not limited to, the $250.00 set forth in the Master Lease, paragraph 12.2.


Sublessee's Initials:_______                      Sublessor's Initials:_______

6. Except as set forth in this Addendum, all the terms and conditions in the Standard Industrial Sublease and Master Lease to which this is attached shall remain in full force and effect.

7.      a.      Sublessee agrees that for purposes of the Sublease, the
                insurance policy coverage in Master Lease paragraph 8.2 shall be $2,000,000.00 as opposed to $1,000,000.00. Upon occupancy of this entire premises, Sublessee insurance policy will provide coverage for insured contracts as to a lease of premises, which policy coverage Sublessee will not guarantee but will use its best efforts to maintain, through the Sublease term provided said coverage is commercially practical to maintain in Sublessee's sole discretion. If Sublessee's carrier will allow, Sublessee agrees to name as an additional insured on its policy
                Cabot Partners Limited Partnership.

b. Sublessee shall provide to Master Lessor, for informational purposes only, a Certificate of Insurance verifying Sublessee's Workers' Compensation insurance and automobile liability insurance.



Sublessee's Initials:_______                     Sublessor's Initials:_______

                                  EXHIBIT "A"


Parcel 1:

Parcel 4 of Parcel Map No. 17674, in the City of Industry, County of Los Angeles, State of California, as per map recorded in Book 195 Pages 63 to 66 inclusive of Parcel Maps, in the office of the County Recorder of said County.

Parcel 2:

A non-exclusive perpetual easement for ingress and egress of pedestrian and vehicular travel and incidental drainage over and across that portion of Parcel 3 of Parcel Map 17674, as shown on the map filed in Book 195 Pages 63 through 66 inclusive of Parcel Maps, in the office of the County Recorder of said County, described as follows:

Beginning at the Southeast corner of said Parcel 3; thence along the Easterly line of said Parcel 3, the following courses; North 6 degrees 41' 56" West
239.51 feet and North 26 degrees 37' 11" West 28.00 feet to a point on a curve, concave Northwesterly having a radius of 1958.00 feet, said curve being concentric with and Southeasterly 3.00 feet from the Northwesterly line of said parcel 3, a radial line to said point bears South 26 degrees 37' 11" East; thence Southwesterly 13.00 feet along said curve through a central angle of 0 degrees 22' 39" to a line parallel with and Westerly 13.00 feet from said Easterly line, thence along said parallel line, the following courses; South 26 degrees 37' 11" East 25.76 feet and South 6 degrees 41' 50" East 237.23 feet to the Southerly line of said Parcel 3; thence North 83 degrees 18' 04" East 13.00 feet along said Southerly line to the point of beginning, a disclosed within that certain instrument entitled "Reciprocal Easement and Maintenance Agreement" recorded April 1, 1988 as Instrument No. 88-447729 Official Records.

                       FORMER VANS DISTRIBUTION FACILITY
            19649 East San Jose Avenue, City of Industry, California



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